NUMBER                                                                BEARER
               INCORPORATED BY THE LAWS OF THE STATE OF DELAWARE

                                NAM CORPORATION

                                                                                     See Reverse for
2,100 SHARES PAR VALUE $.001 EACH       5,000,000 SHARES PAR VALUE $.001 EACH       Certain Definations
    SERIES A PREFERRED STOCK                      PREFERRED STOCK

                                    SPECIMEN

This is to Certify that_______________________________________is the owner of

_____________________________________________________________________________
       FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A PREFERRED STOCK OF
                                NAM Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


________________________                          _____________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT -          Custodian
                                                                      ---------         ----------
     TEN ENT - as tenants by the entireties                            (Cust)            (Minor)
                                                  under Uniform Gifts to Minors
     JT TEN  - as joint tenants with right of     Act
             survivorship and not as tenants         ---------------------------
             in common                                      (State)

             Additional abbreviations may also be used though not in the above list

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

For value received _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
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     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
---------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated__________________       __________
           In presence of

                                   ___________________________

____________________________


               The shares of stock represented by this
               certificate have not been registered
               under the Securities Act of 1933, as
               amended (the "Securities Act"), and may
               not be sold or transferred without an
               effective registration statement under
               the Securities Act or an exemption from
               the registration provisions thereof.